BLACKROCK FUNDSSM

BlackRock Science & Technology Opportunities Portfolio

(the “Fund”)

SUPPLEMENT DATED JUNE 4, 2013

TO THE SUMMARY PROSPECTUS OF THE FUND DATED JANUARY 28, 2013

Effective June 17, 2013, the following change is made to the Fund’s summary prospectus:

The section in the summary prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Callan, CFA	2000	Managing Director of BlackRock, Inc.
Erin Xie, PhD	2005	Managing Director of BlackRock, Inc.
Tony Kim	2013	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.